UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 26, 2004

IMPLANT SCIENCES CORPORATION

 (Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item  4.02                                          Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(C)  Independent Accountant Disclosure and Letter

     A copy of the independent registered public accounting firm letter required by 4.02 (c) is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

           Exhibit  99.2               Independent Registered Accounting Firm Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

Date: September 1, 2004	By: /s/ Anthony J. Armini
Anthony J. Armini, Chief Financial Officer